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                                                                    EXHIBIT 23.6


           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

         We hereby consent to the use of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and Subsidiaries (the "Company") for the year ended December 31, 1995 and the incorporation by reference thereof into the Company's Registration Statement on Form S-8, to which this consent is an exhibit.



                                        NETHERLAND, SEWELL & ASSOCIATES, INC.

                                        By:  /s/  FREDERIC D. SEWELL
                                        Frederic D. Sewell, President
                                        Dallas, Texas
                                        October 3, 1996